UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2009

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 George Street, Third Floor

Toronto, Ontario, Canada  M5A 2N4

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial condition.

On April 28, 2009, US Gold Corporation (the “Company”) issued a press release announcing a summary of its anticipated first quarter financial results.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 7.01                                             Regulation FD Disclosure.

In the press release dated April 28, 2009, the Company also announced an update on the mineral resource estimate at the Company’s Gold Bar property in Nevada.

The information furnished under Item 2.02 and Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 8.01                                             Other Events.

Resource Update

In the press release dated April 28, 2009, the Company announced a summary of its resource estimates.

	Imperial Units*
Resource Category	Tonnage (MM tons)	Gold Ounces	Avg. Grade (opt)
Tonkin, Nevada
Measured	19.3	820,000	0.042
Indicated	16.3	627,000	0.039
Measured + Indicated	35.6	1,447,000	0.041
Inferred	9.3	311,000	0.033

Gold Bar, Nevada
Measured	17.9	616,600	0.034
Indicated	7.2	156,000	0.022
Measured + Indicated	25.1	772,600	0.031
Inferred	8.9	188,940	0.021

Magistral, Mexico
Measured	7.6	420,277	0.055
Indicated	2.6	120,739	0.046
Measured + Indicated	10.3	541,016	0.053

Palmarito, Mexico
Measured	2.9	5,991,521	2.05
Indicated	1.2	2,480,527	2.04
Measured + Indicated	4.1	8,472,048	2.04
Inferred	1.8	3,349,242	1.91

Footnotes:

*Figures may not add due to rounding.

El Gallo Survey

The Company has completed a geochemical survey and 18 core drill holes at its El Gallo Project in Mexico. The core drill holes occur over a strike length of approximately 1475 feet. Drill highlights include:

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)
GAX002	17.7		17.6	362.0	607.9		5.4	110.4

GAX008	46.5	1.0	16.1	87.6	1593.2	32.8	4.9	26.7

GAX010	31.6		104.0	0.0	1,082.4		31.7	0.0
Including	305.1		3.9	40.4	10,461.0		1.2	12.3

The Company’s recently completed geochemical survey northeast of the core drilling has outlined a large soil anomaly. This anomaly measures 2,950 feet in length. This newly identified area shows a similar surface expression to the area where the current 18 core holes have been drilled indicating that the mineralization may extend further.

The following table summarizes recent drilling activity at the Company's El Gallo property near the Magistral mine in Mexico:

	Silver	Gold	Length	From	Silver	Gold	Length	From
Hole Number	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)	Azimuth	Dip

GAX001	3.4		4.9	38.7	116		1.5	11.8	348°	-45°
And	3		3.3	59.1	104		1	18
And	9.9	0.08	19.8	80.4	340.7	2.8	6.1	24.5
Including	19.5	0.42	2.8	80.4	669	14.3	0.9	24.5

GAX002	4.3		4.8	156.7	149		1.5	47.8	348°	-50°
And	5.4		6.6	185.2	184		2	56.5
And	17.7		17.6	362	607.9		5.4	110.4
Including	36.8		2.3	377.3	1260		0.7	115
And	17.1		5.9	390.4	585		1.8	119

GAX003	3.3		3	31.7	112		0.9	9.7	350°	-55°
And	10.3		78.1	43	354.6		23.8	13.1
Including	36.5		6.6	70.9	1250		2	21.6
Including	33.5	0.05	5.6	109.3	1148.2	1.2	1.7	33.3
And	5.2		13.9	172.7	179.5		4.3	52.7
And	4.1		6.6	231	139.5		2	70.4

GAX004	5.3		47.2	35.1	183.2		14.4	10.7	168°	-45°
Including	33		3.4	35.1	1130		1.1	10.7

GAX005	6.6		14.4	73	227.2		4.4	22.3	348°	-45°
Including	21		3.6	73	718.4		1.1	22.3

GAX006	5		66.4	69.2	171.5		20.3	21.1	348°	-55°

GAX007	9.4		55.8	4.6	320.7		17	1.4	348°	-45°
Including	30		4.1	15.6	1030		1.3	4.8
Including	33.3		5.1	42.5	1140		1.6	13
And	4.8		10.7	158.3	163.8		3.3	48.3
And	4.6		17.7	183.1	157.3		5.4	55.8

GAX008	10.8		34.4	10	370.5		10.5	3.1	168°	-45°
And	46.5	1	16.1	87.6	1593.2	32.8	4.9	26.7
And	17.4		7.1	161.4	595		2.2	49.2
And	4.7		6.7	176.7	161.9		2.1	53.9

GAX009	10.9		2.5	180	373		0.8	54.9	348°	-60°

GAX010	31.6		104	0	1,082.40		31.7	0	0	-90°
Including	176.3		14.9	37.9	6,046.10		4.6	11.6
Including	305.1		3.9	40.4	10,461.00		1.2	12.3
And	4.9		17.7	125.3	166.6		5.4	38.2
And	5.7		6.7	150.6	195.6		2.1	45.9
And	13.5		4.8	229.7	463.2		1.5	70

GAX011	7.3		6.9	175.2	250.3		2.1	53.4	348°	-60°
And	5.8		2.6	216	198		0.8	65.9
And	11.1		2.8	346.9	380		0.9	105.8

GAX012	16.8		13	167.8	574.4		4	51.2	348°	-55°
Including	44		3.6	167.8	1510		1.1	51.2
And	20.8		14.3	431.4	713.1		4.4	131.5
Including	73.8		2.5	437.3	2530		0.8	133.3

GAX013	10		35.9	9.8	341.6		11	3	168°	-70°
And	6.2		3.9	61	212		1.2	18.6
And	8.3		2.8	241.5	286		0.9	73.6
And	11.1		3.9	305.8	381		1.2	93.2

GAX014	3.7		7.7	39.4	128.5		2.4	12	55°	-45°
And	5.6		7.2	138.5	192.2		2.2	42.2

GAX015	5.2		5.1	16.9	178.5		1.6	5.2	350°	-50°
And	5.7		15.3	35.9	195		4.7	11
And	7.8		16.9	93.5	268.4		5.2	28.5
And	8.5		9.2	354	290.6		2.8	107.9

GAX016	10.1		15.9	95.6	347.4		4.9	29.2	170°	-50°
And	5.7		21.8	129.6	195.1		6.7	39.5
And	64.5		1.3	347.9	2,210.00		0.4	106.1

GAX017	3.9		316.6	101.7	135.4		96.5	31	350°	-45°
Including	5.5		14	202.5	188.3		4.3	61.7
Including	12.3		34.4	226.4	423.3		10.5	69
Including	33.8		2.8	226.4	1,160.00		0.9	69
Including	5.9		27.9	282.2	202.8		8.5	86
Including	12.6		6.6	282.2	433.5		2	86
Including	6.8		18	357.6	234.2		5.5	109

GAX018	9.8		3.9	135.7	337		1.2	41.4	170°	-65°
And	5.5		12	383.5	188.7		3.7	116.9

Cautionary Statements

This Item 8.01 provides a technical summary of certain current exploration and development activities and results of the Company.  The reports that contain such exploration and development results were prepared in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards pursuant to National Instrument 43-101 (NI 43-101).  As a company listed on the Toronto Stock Exchange, we are required to comply with NI 43-101, which requires the preparation of a technical report and includes estimates of potential mineral resources for further targeted exploration disclosed pursuant to the applicable provisions of NI 43-101.  However, reporting requirements in the United States for disclosure of mineral properties are governed by the Securities and Exchange Commission (SEC) and included in the SEC’s Securities Act Industry Guide 7 entitled “Description of Property by Issuers Engaged or to be Engaged in Significant Mining Operations” (“Guide 7”).  NI 43-101 and Guide 7 standards are substantially different.  For example, the SEC only permits the disclosure of proven or probable reserves, which in turn, requires the preparation of a feasibility study demonstrating the economic feasibility of mining and processing the mineralization.  We have not received a feasibility study with regard to any of our properties and none of our properties have any “reserves” as defined by Guide 7.  We cannot be certain that any part of the mineralized material at any of our properties will ever be confirmed or converted into Guide 7 compliant “reserves”.  U.S. investors are cautioned not to assume that all or any part of the mineralized material will ever be confirmed or converted into reserves or that a potential mineral resource can be economically or legally extracted.

This section uses the terms “measured resources,” “indicated resources” and “measured and indicated resources.”  We advise U.S. investors that these terms are not recognized by the SEC.  The estimation of measured resources and/or indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves as defined in Guide 7.  U.S. investors are cautioned not to assume that mineral resources in these categories will be converted into reserves.

This section also uses the term “inferred resources.”  We advise U.S. investors that this term is not recognized by the SEC.  This estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.  U.S. investors are cautioned not to assume that estimates of inferred mineral resources exist, are economically minable, or will be upgraded into measured or indicated mineral resources.

Registration Statement on Form S-3

                The consent of Pincock, Allen & Holt, filed as Exhibit 23.7 hereto, is incorporated by reference into the Registration Statement on Form S-3 (333-157998) of the Company, as Exhibit 23.7 thereto.

Item 9.01              Financial Statements and Exhibits.

(d)                   Exhibits.  The following exhibits are furnished or filed with this report:

23.7                           Consent of Pincock Allen & Holt.

99.1                           Press Release dated April 28, 2009.

Cautionary Statement

Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements.  Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results.  Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the SEC including its annual report on Form 10-K for the year ended December 31, 2008.  Most of these factors are outside the control of the Company.  Investors are cautioned not to put undue reliance on forward-looking statements.  Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: April 28, 2009	By:	/s/ Perry Ing
Perry Ing, Vice President, Chief Financial Officer and Secretary

Exhibit Index

The following is a list of the Exhibits furnished or filed herewith.

Exhibit
Number	Description of Exhibit

23.7	Consent of Pincock Allen & Holt.

99.1	Press Release dated April 28, 2009.